EXHIBIT 10.19

                                      LEASE


THIS LEASE (the "Lease") is dated as of the 18th day of May, 1999, by and between L & L Land Company, an Oregon general partnership (hereinafter referred to as "Lessor"), and Portland Brewing Company, an Oregon corporation (hereinafter referred to as "Lessee").

                                    RECITALS:

The parties acknowledge the following facts to exist:

          (1) Lessor owns a certain tract of improved property located in Multnomah County, Oregon and commonly known as 2750 NW 31st Avenue, which property is more particularly described on Exhibit A attached hereto and incorporated herein (together with all improvements located thereon, such property is hereinafter referred to as the "Premises").

          (2) Lessee desires to occupy as tenant these Premises, pursuant to the terms and conditions stated herein.

NOW, THEREFORE, in consideration of the covenants, agreements and stipulations contained herein, it is agreed between Lessor and Lessee as follows:

                                   AGREEMENT:

                           1.     Demised Premises
                                  ----------------

Lessor does hereby lease the Premises to Lessee for the term agreed to all upon the terms and conditions herein agreed to.

                           2.     Term of Lease
                                  -------------

The term (the "Term") of this Lease shall commence on May 1, 1999, and shall thereafter exist for a period of five (5) years, unless extended as hereinafter provided.

                           3.     Rent
                                  ----
Lessee agrees to pay to Lessor, by check to be received at the business address of Lessor designated in Paragraph 11, on or before the first day of each month during the period of this Lease, the following rent: Twelve Thousand no/100 Dollars ($12,000) per month for the initial Term of the Lease. In the event
Lessee exercises its Option to Renew, the base monthly rent shall be re-evaluated effective as of the first day of the sixth (6th) year in the manner provided in Paragraph 6 below.

In the event the commencement date of this Lease shall fall before the first day of the first full month of this Lease, then the rent shall be prorated on a calendar date basis for the first partial month of this Lease, thereafter to continue for the full five (5)-year term of this Lease as provided in Paragraph 2 above.

In the event the rental amounts provided for above, as amended, shall not be paid by Lessee so as to be received by Lessor on or before the first day of each month, as provided, there shall accrue automatically a late charge as additional rent in the sum of One Hundred Fifty Dollars ($150.00), which Lessee shall be required to pay to Lessor in addition to the base rent paid.

In addition thereto, as an integral portion of the rent and as more particularly set forth as a covenant herein, Lessee agrees that it will pay all insurance required herein, all taxes which may be assessed upon the property, and the cost of all maintenance on the Premises with the exception of repairs or maintenance relating to or caused by pre-existing latent structural defects of or compliance with laws and codes applicable to the building located upon the Premises, which it shall be the obligation of Lessor to perform at its cost


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
("Lessor's Maintenance Obligations"); provided, if compliance with a law or code is required because of Lessee's particular use, Lessee shall have the obligation and responsibility to so comply.

                           4.     Covenants
                                  ---------

In consideration of the leasing of said Premises and of the mutual agreements hereinafter contained, each party hereto does hereby expressly covenant and agree to and with the other as follows:

         4.1 Payments: In addition to the base rental cost stated above, and as an integral portion of the consideration of this Lease, Lessee shall pay all insurance premiums required under this Lease, all real property taxes assessed against said property, and all costs of maintenance of said building, with the exception of Lessor's Maintenance obligations.

         4.2 Use of Premises: Lessee shall use the Premises during the Term of this Lease for general warehouse and office uses and the retail sales of beverages. Any other designated use shall be subject to the prior written approval of Lessor, which approval shall be within the sole discretion of Lessor.

         4.3 Uses Excluded: Lessee will not make any unlawful, improper or offensive use of Premises, and will not suffer any strip or waste thereof, nor permit any objectionable noise or odor to escape or to be emitted from the Premises, or do anything or permit to be done anything upon or about the Premises in any way tending to create a nuisance; provided, however, that odors customary in the brewery business shall not be considered to be in violation of this clause; and provided, further, that in the event of a temporary violation of noise control or related ordinances or regulations, the same shall not constitute a default hereunder so long as Lessee indemnifies Lessor for any expenses, losses and/or fines incurred in connection therewith.

         4.4  Repair  and   Maintenance:   Except   for   Lessor's   Maintenance
Obligations, Lessee shall at all times maintain the Premises in a neat condition, free of trash and debris and in good order and repair.

         (a) Structure and Facilities: Except for the Lessor's Maintenance Obligations, Lessee shall also keep and maintain the Premises, including interior wiring, plumbing and drain pipes and sewers in good condition at its own cost and expense, and shall promptly replace all glass which may be broken or cracked during term of this Lease in the windows now in use. Lessee shall not allow the Premises to fall into such a state of disorder at any time so as to increase the fire hazard thereon, nor install any power machinery on the Premises except under the supervision of and with the written consent of the Lessor, nor use said Premises in any way for any purpose such that the fire insurance rating of the building located upon the Premises is thereby increased. Notwithstanding the foregoing, Lessor has consented to Lessee's scheduled April installation of a new de-palletizer. Lessor hereby represents to Lessee that the interior wiring, plumbing, drain pipes, sewers and HVAC system are in good operating condition as of the date of this Lease.

         (b) External Maintenance: At all times, Lessee shall use reasonable efforts to keep the sidewalks in front of the Premises free and clear of ice, snow, volcanic ash, rubbish and debris, and will indemnify, defend and hold harmless Lessor against any injury, whether to Lessor or Lessor's property, or to any other person or property caused by its failure in that regard.

         (c) Heating, Ventilation and Air Conditioning: Lessee acknowledges that a substantial heating, ventilation and air conditioning system has recently been installed in the structure located upon the Premises. As an integral portion of the rent due under this Lease, Lessee agrees that it will obtain a contract for maintenance of the heating, ventilation and air conditioning system and will pay all charges due for the same. Lessee will furnish proof of the existence and currency of such a contract to Lessor.

         (d) Security Deposit: To secure the performance of the obligations assumed under this Paragraph 4, Lessee shall pay to Lessor upon the commencement of this Lease, not only the first month's rent then due, but also a separate sum, to be held as an additional security deposit, in the sum of the last month's rent, which shall be refunded only upon expiration of the Term of this Lease (as the same may be extended pursuant to the terms of Paragraph 6) and completion of Lessee's obligations under this Lease, without interest.

         (e) Correction of Maintenance Defaults: As provided in Paragraph 4.9 below, Lessor's agent shall hereafter have access to both the exterior and interior of the building on the Premises for the purpose of periodic and reasonable inspections for the performance of maintenance. In the event of any deficiency in this regard, Lessor shall be entitled to give notice to Lessee to correct the condition within a period of ten (10) business days as provided by Paragraph 5.2 herein, and if the condition is thereafter not remedied, then it may be treated as an incident of default under Paragraph 5, or in the alternative, may be treated as cause by Lessor to resort to the security deposit made for the performance of these obligations, in which event such an election shall be made without waiver of the right to thereafter assert a default as set forth in Paragraph 5. In the event Lessor determines not to declare a default, but rather to correct the defects so noted, then the expense of correcting the defect shall be defrayed by drawing upon the last month's rent deposited as security for the performance of Lessee's maintenance obligations. Lessee agrees that it shall, within ten (10) days of written notice from Lessor, replenish the security deposit by again paying the last month's rent due, in the event this should become necessary, and Lessee shall be requested in writing to do so by Lessor.

         (f) Common Area Maintenance: Except for the work to be done by Lessor pursuant to the Paragraph 12 hereto, Lessee shall be responsible for the maintenance, repair and upkeep of the parking lot and grounds within the Premises. Lessee' s responsibility shall include, but not be limited to, the cleaning, patching of asphalt paving, restriping of parking lot parking spaces, maintenance and landscaping of grounds, maintenance of parking lot lighting, and maintenance of the general cleanliness of the public portions of the Premises, being mindful that the purpose of the Premises is a warehouse, office and retail sales facility. Subject to this objective standard, Lessor shall have the right to specify the specific maintenance tasks which are required to be performed by Lessee, and Lessee shall thereafter have the duty to perform to the standards established by Lessor in writing, subject to the right of Lessor to perform the necessary work and invoice Lessee for the charges necessarily incurred, plus a management fee of ten percent (10%) of the total necessary charges of performing the work.

         4.5 Local Law and Regulations: Lessee shall comply at Lessee's own expense with all laws and regulations of any municipal, county, state, federal and other public authority respecting the use of the Premises.

         4.6 Utilities: Lessee shall pay for all heat, light, water, natural gas, power, trash collection and other services or utilities utilized on the Premises during the Term of this Lease.

         4.7 Alteration or Improvement: Lessor shall not be required to make any repairs, alterations, additions or improvements to or upon the Premises during the term of this Lease, except as provided in the Paragraph 12 of this Lease. Lessor and Lessee jointly acknowledge that, if Lessee desires to make alterations to the Premises beyond those described in Paragraph 12, Lessee shall request Lessor's consent in writing, which consent may not be unreasonably withheld, conditioned or delayed. Any such alterations shall be made in strict compliance with all requirements of local law. Under no circumstances shall any alterations be completed without first obtaining Lessor's approval and all required governmental approvals and permits. The parties jointly agree that at a time not less than ninety (90) days from the date of termination of Lease, Lessor shall notify Lessee in writing (the "Improvements Notice") whether it is exercising its reversionary interest in the improvements made by Lessee, in which case Lessee shall return the Premises as then existing, broom clean, but less movable chattel property of Lessee to the control of Lessor, or alternatively, requiring Lessee to raze the improvements made by Lessee and return the Premises



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
to the condition it was in at the time this Lease commenced. In no event shall trade fixtures of Lessee be subject to any ownership or reversionary interest of Lessor.

         The parties acknowledge that Lessee is the tenant of the property (the "Brewery") adjacent to the Premises, which Brewery is commonly known as 2730 NW 31st Avenue. Prior to the date hereof, Lessee has removed a portion of the wall of Premises which faces the Brewery and installed a covered, ramped pedestrian corridor (the "Corridor") between the Premises and the Brewery. Lessor shall include its election with respect to such Corridor in the Improvements Notice. If Lessor elects not to retain the Corridor, Lessee shall remove the same prior to the termination of this Lease and shall restore that area of the Premises to the condition existing immediately prior to the construction of such Corridor.

         4.8 Taxes: Lessee shall pay to Multnomah County Assessor or other lawful tax authority no later than five (5) business days prior to the due date all real estate taxes (including special assessments of local improvement districts, street improvements, storm drains, sewer and water, lighting and other miscellaneous special assessments in addition to real property taxes levied upon the property) which may be assessed upon the Premises, provided that Lessor has given Lessee a copy of the tax bill when received showing the full amount of all said real estate taxes payable by Lessee hereunder. Such taxes and special assessments shall be prorated if they are applicable in part to any period not included in the term of this Lease. Any such taxes may be paid in installments if permitted by the Multnomah County Assessor or other lawful tax authority. Any special assessments may be paid on an installment basis, if permitted by the assessing party, subject to agreements to be reached between Lessor and Lessee as to an appropriate amortization period and other term, provided that the Lessee shall be responsible only for those installments which are applicable to the lease term. Lessee shall have the right to contest any increase in the valuation of the Premises for real property taxation purposes, or any special assessment including assessments for local improvement districts; provided, however, that it shall do all things and make all payments which are necessary to keep the Premises from becoming delinquent or from passing into default, or to cause the Lessor any expense by reason of Lessee's failure to perform its obligations under this subparagraph 4.8. Lessee shall further provide to Lessor proof of the performance of its obligation under this Lease, simultaneously with making its payment to the Multnomah County Assessor or other lawful taxing authority. Lessor and Lessee hereby agree to cooperate with each other to the extent reasonably necessary to facilitate the timely payment of any and all taxes payable in connection with the property.

         4.9 Lessor's Right of Entry: It shall be lawful for Lessor, its agents and representatives, at any reasonable time, to enter into or upon the Premises for the purpose of examining the conditions thereof, or any other lawful purpose pertinent to the administration of this Lease.

         4.10 No Assignment or Sublease: Lessee shall not sublease, assign, transfer, pledge, hypothecate, surrender or dispose of this Lease, or any interest herein, or permit any other person or persons whomsoever to occupy the Premises without the written consent of Lessor first being obtained in writing, which consent shall not be unreasonably withheld. It is agreed that this Lease is personal to Lessee, and Lessee's interests, in whole or in part, cannot be sold, assigned, transferred, seized or taken by operation of law, or under or by virtue of any execution or legal process, attachment or proceedings instituted against Lessee, or under or by virtue of any bankruptcy or insolvency proceedings had in regard to Lessee, or in any other manner, except as mentioned herein. Notwithstanding the foregoing to the contrary, Lessor hereby consents to a sublease of a portion of the Premises by Lessee to Power Transmission Products; provided, however, Lessor shall have the right to approve the terms of such sublease, which approval shall not be unreasonably withheld, conditioned or delayed.

         4.11 Liens: Lessee will not permit any lien of any kind, type or description to be placed or imposed upon any portion of the Premises, save those suffered or permitted by Lessor.

         4.12 Use of External Walls: Lessee will not use the outside walls of the Premises, or allow signs or devices of any kind to be attached thereto or suspended therefrom, for advertising or displaying the name or business of Lessee for any purpose whatsoever without the written consent of

Lessor, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Lessor hereby consents to the signs currently in use on the Premises.

         4.13 Casualty and Liability Insurance: Lessee agrees to purchase at its expense:

         (a)A casualty (including fire, earthquake, business interruption, and rent loss insurance) policy in customary form, naming as primary beneficiary the Lessor in an amount that is equal to the estimated replacement cost of the Premises, to protect against the risk and hazard to the structure located upon the Premises; and

         (b)A liability insurance policy in an amount not less than One Million Dollars ($1,000,000) per occurrence, combined single limit, naming as insureds both Lessor and Lessee as their interests shall appear. Lessee further agrees that it will hold Lessor harmless from any and all claims, loss, cost or damage arising out of Lessee's use or occupancy of the Premises during the term of this Lease and, at its own expense, Lessee shall maintain and keep in effect the liability insurance policy agreed to in this clause with an insurer satisfactory to Lessor. Lessee shall regularly provide Lessor with proof of the current existence and coverage of such liability insurance policy in accordance with this clause by providing within ten (10) days of Lessor's request an adequate Certificate of Insurance Coverage.


         4.14 Fixtures and Attachments: All partitions, plumbing, electrical wiring, additions to or improvements upon the Premises, whether installed by Lessor or Lessee, shall be and become a part of the building as soon as installed and the property of Lessor, except for Lessee's trade fixtures and unless otherwise herein provided. The parties expressly agree that any equipment installed by Lessee and used in the making, brewing, fermenting and packaging of beer and soft drinks, including without limitation, conveyors and coolers, shall be deemed "trade fixtures" for purposes of this Section 4.14, including, without limitation, the items listed on attached Schedule 1. Upon the expiration of this Lease, Lessee shall, subject to any right of landlord's lien on the part of Lessor, be entitled to remove its movable trade fixtures, provided that in so doing Lessee shall promptly and at its own expense repair any injury to the Premises resulting from the installation of or removal of the same so as to restore the Premises as nearly as possible to their original condition at the time of Lessee's occupancy hereunder, subject only to reasonable wear and tear and damage by casualty.

         4.15 Casualty Loss: In the event of the total destruction by fire or other casualty to the building leased herein, either party hereto may terminate this Lease as of the date of said fire or other casualty. In the event of damage to the extent of fifty percent (50%) or more of the sound value of the building located on the Premises, Lessor may or may not elect to repair said building. Written notice of Lessor's election shall be given to Lessee within fifteen (15) days after the occurrence of said damage. If said notice is not so given, Lessor conclusively shall be deemed to have elected not to repair the Premises.

In the event of such election, whether by actual notice or by operation of this clause, this Lease shall terminate as of the date of said damage, but if the building in the Premises are located is but partially destroyed and the damage so occasioned does not amount to the extent indicated above, or if greater than said extent and Lessor elects to repair the building, Lessor shall do so as rapidly as possible, and shall order its repair work in such a manner as to allow Lessee to resume production and shipping a product at the soonest available time, even if that ordering of the work is not the most economic or convenient method for the Lessor, and have the right to take possession of and occupy said building, to the exclusion of Lessee, including any portion thereof which may be necessary in order to make the required repairs. In such an event, Lessee accordingly agrees to vacate upon request, all or any part of said building which Lessor may require for the purpose of making necessary repairs. For such period of time between the day of such damage and until such repairs have been substantially completed, rent shall be abated in proportion to the part of the Premises which is unusable for Lessee's business as a result of the casualty.

However, if the Premises are partially damaged in a manner that does not cause a material interference with Lessee's use and occupation, then there shall be no abatement of rent, and Lessor shall commence repairs


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
within forty-five (45) days of the earlier of: (i) the day on which Lessor gains actual knowledge of such damage or (ii) the day on which Lessor receives written notice of such damage from Lessee. In the event that Lessor fails to commence such repairs within such 45-day period, Lessee shall have the right to make such repairs at Lessor's expense. In such event, Lessor shall reimburse Lessee for the reasonable cost of such repairs within thirty (30) days of receipt of invoices evidencing such repairs. If Lessor fails to reimburse Lessee within such 30-day period, Lessee shall have the right to deduct such reasonable costs from the next payment of rent due hereunder.


         4.16 Condemnation: In case of the condemnation or appropriation of all or any substantial part of the Premises by any public or private corporation under the laws of eminent domain, this Lease may be terminated at the option of either party hereto on twenty (20) days' written notice to the other, and in that case, Lessee shall not be liable for any rent after the date of Lessee's removal from the Premises. The condemnation or appropriation of a relatively small area at the front or side of the Premises for street purposes shall not be deemed as a taking of a substantial part of the Premises.

         4.17 Rental Advertisement Prior to Termination: Subject to Paragraph 6. below, during the period of one hundred eighty (180) days prior to the date of expiration of the Term, Lessor may post on the Premises, or in the windows thereof, signs of moderate size notifying the public that the Premises are "for sale," "for rent" or "for lease."

         4.18 Delivery on Termination: At the expiration of the Term or upon any sooner termination hereof, Lessee will quit and deliver up the Premises and all future erections and additions to or upon the same, broom clean, to Lessor, peaceably, quietly and in such good order and condition, reasonable use and wear thereof, damage by fire and the elements alone excepted, as the same are now in or thereafter may be put by Lessor.

                           5.     Default
                                  -------

It is further agreed between Lessor and Lessee that:

         5.1 If Lessee shall be in arrears in payment of the rent for a period of ten (10) days after the same is due and at least two (2) days have passed since Lessor sent a written notice letter addressed to Lessee's address of record appearing at Paragraph 11 of this Lease (which shall be conclusive of compliance with this clause unless the address of record shall be changed by mutual agreement) and Lessee shall not have cured its delinquency by paying all rent then due, and in addition a late charge of One Hundred Fifty Dollars ($150.00) as provided in Paragraph 3 above; or

         5.2 If Lessee shall fail or neglect to keep, perform or observe any of the covenants and agreements stated herein to be performed, done, kept or observed on Lessee's part and said default shall continue for ten (10) business days or more after written notice of such failure or neglect shall be given to Lessee; or

         5.3 If Lessee shall be declared bankrupt or insolvent according to the law; or

         5.4 If any assignment of Lessee's property shall be made for the benefit of creditors; or

         5.5 If on the expiration of this Lease, Lessee shall fail to surrender possession of the Premises;

         Then, and in any of the above cases or events, Lessor shall, at its option, immediately or at any time thereafter without demand or notice, have the right to enter into or upon the Premises and every portion thereof, and repossess the same as the Lessor's former estate, and expel Lessee and those claiming



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through it at the  expense of Lessee,  forcibly if  necessary,  and to store the goods and property of Lessee located upon the Premises, all without being deemed guilty of trespass and without prejudice to any remedy which might otherwise be used for arrears of rent or preceding breach of covenant under the laws of the State of Oregon.


                           6.     Option to Renew
                                  ---------------

Lessee shall have one (1) option (the "Option") to extend the Term of this Lease until June 14, 2008 upon the terms and conditions stated herein, except as to rental. To exercise such Option, Lessee shall provide written notice of such intent to Lessor no earlier than nine (9) months and not later than six (6) months prior to the expiration of the initial Term of the Lease. Such notice shall be sent, if at all, via certified mail, return receipt requested, to Lessor at the address at Paragraph 11 of this Lease.

The right of Lessee to renew this Lease pursuant to the Option shall be contingent upon Lessee's substantial compliance with the terms of this Lease, in their entirety, and the compliance by Lessee with the procedures set forth in this section. Rental for the Option term shall be determined as follows: the parties shall mutually select an MAI appraiser who shall set the fair market rental value. The cost of such appraiser shall be shared equally by the parties. In no event shall the provisions of this paragraph operate to decrease the monthly rental for the Premises below the base monthly rental for the initial Term. The base rental shall be increased for the Option period as of the first day of the first month of such extended Term.

In the event Lessor and Lessee are not able to agree on an appraiser, their differences shall be resolved by arbitration in accordance with the provisions of Paragraph 7. If for any reason the base rental is not determined prior to the first day of the Option Term, Lessee shall continue to make the same rental payment as applied to the initial Term until the new base rental is determined, at which time, Lessee shall pay Lessor the difference between the two base rental amounts plus nine percent (9%) interest thereon. As used herein, the fair market rental value of the Premises is defined as the amount of base monthly rental (payable on an equal monthly payment basis) which a willing and fully informed tenant would pay and which a willing and fully informed landlord would accept for rental of the Premises for the Option period as of the first day of the Option term.

The Option to renew granted under this Lease is personal to Lessee and may not, under any circumstances, be assigned to any other party.

                           7.     Arbitration
                                  -----------

In the event this Lease shall not previously have been terminated by the mutual agreement of the parties, or by operation of law, and in the event that a substantial dispute between the parties shall arise which they cannot amicably resolve by applying this Lease, then such dispute shall be submitted to arbitration in accordance with the rules of the American Arbitration
Association. In such an event, Lessor and Lessee shall each select an arbitrator, and the two so chosen shall select a third arbitrator. The award in writing of a majority of the arbitrators so chosen shall be determinative of the dispute then pending between the parties, provided that the decision of the arbitrators shall, in any event, be made within sixty (60) days from the date of selection of the arbitrator named by the party who first requested arbitration. In the event that the dispute of the parties is principally over payment of expenses, the arbitrators chosen by the parties shall be certified public accountants. In the event said dispute shall center principally on rent, the arbitrators chosen shall be either licensed commercial real estate brokers, or licensed and qualified real estate appraisers specializing in commercial appraisal. Pending completion of arbitration, it is agreed that judicial proceedings shall not be commenced, except where necessary to preserve rights of the parties which might otherwise expire under the applicable statute of limitations, in which case legal action may be commenced but shall be suspended pending completion of arbitration. It is further expressly agreed that the invocation of arbitration shall, under no circumstances, be an excuse for nonpayment of rent and shall further not prevent Lessor from declaration of default in the event of a substantial breach of any of the covenants, conditions or terms of this Lease.

                           8.     Hold Over
                                  ---------

In the event Lessee for any reason shall hold over after the expiration of this Lease, such holding over shall not be deemed to operate as a renewal or extension of this Lease, but shall only create a tenancy from month to month which may be terminated by Lessor upon thirty (30) days' written notice.


                           9.     Attorneys' Fees
                                  ---------------

In the event of suit or action hereon, the prevailing party shall be entitled to recover such sums as a trial court may adjudge reasonable as attorneys' fees herein, and in the event any appeal is taken from any judgment or decree in such suit or action, the prevailing party shall be entitled to recover such further sum as the appellate court shall adjudge reasonable as attorneys' fees on such appeal. This right shall apply to any legal proceeding, including any proceeding under the U.S. Bankruptcy Code and any arbitration proceeding as provided under Paragraph 7. of this Lease, except for arbitrations of "fair market rental value," in which the subject matter of the arbitration is the interpretation or enforcement of any provision of this Agreement, or the resolution of a dispute regarding this Agreement, including any action in which a declaration of rights is sought or an action for rescission. The term "attorneys' fees" shall be construed to include the reasonable fees of attorneys, paralegals, expert witnesses including accountants, appraisers and brokers, and all other fees, costs, and expenses actually incurred, and reasonably necessary, in connection with the conclusion of those proceedings, to be determined and awarded by the judge or arbitrator actually resolving the issues pending between the parties.


                           10.    Waiver
                                  ------

Any waiver by Lessor of any breach of any covenant herein contained to be kept and performed by Lessee shall not be deemed or considered as a continuing waiver, and shall not operate to bar or prevent Lessor from declaring a forfeiture for any succeeding breach, either of the same condition, covenant or otherwise.


                           11.    Notices
                                  -------

Any notices, demands, or other communications to be given under this Lease shall be in writing and personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the parties at the addresses listed below, or at such other addresses as the parties may from time to time designate in writing. All notices shall be deemed received on the date delivered, if personally delivered, or the date delivery is officially recorded on the return receipt, if sent by certified mail.

                  To Lessor:      L & L Land Company
                                  Attn:  Howard M. Wall, Jr.
                                  4200 Columbia Way
                                  Vancouver, Washington  98661

                  To Lessee:      Portland Brewing Company
                                  Attn:  Charles A. Adams
                                  2730 NW 31st Avenue
                                  Portland, Oregon  97210


                           12.    Lessor Financing/Improvements
                                  -----------------------------

As of the date of this Lease, Lessor is negotiating with a lender for the refinance of the Premises. Lessor expects, but cannot guarantee that such refinance shall close by May 1, 1999. Landlord agrees that upon the completion of such refinance, Landlord shall install a new roof on the building and shall repair and resurface the parking lot in front of the shipping dock. Landlord shall complete such work no later than six (6) months after the date on which the refinancing closes. Lessee agrees to cooperate with Lessor in obtaining such refinancing and shall execute such documents as may be reasonably requested by the lender. Lessor shall use its best efforts to obtain a nondisturbance agreement from such lender in favor of Lessee.

                           13.    Rights of Successors
                                  --------------------

All rights, remedies and liabilities herein given to or imposed upon either of the parties hereto shall extend to, inure to the benefit of and bind, as the circumstances may require, the heirs, executors, administrators, successors and, so far as this Lease is assignable by the terms hereof, to the assigns of such parties. Subject to Lessee's rights as provided in Paragraph 14, Lessor shall have the right at any time to sell or transfer its interest in the Premises. In the event of such transfer, Lessor shall assign its rights and interest in this Lease to such successor-in-interest and shall have no further liability to Lessee pursuant to this Lease. Lessee agrees that it shall, upon request, execute a reasonable attornment agreement in favor of such successor-in-interest to Lessor.

                           14.    Right of First Opportunity
                                  --------------------------

Lessor hereby grants to Lessee a right of first opportunity with respect to the sale of the Premises (provided that this right shall only apply to the sale of the Premises to an unrelated third party and not to a sale or conveyance to an affiliate of Lessor). Pursuant to such right, Lessor shall send Lessee a notice (the "First Offer Notice") pursuant to which Lessor shall offer Lessee the opportunity to purchase the Premises for the price and on the terms Lessor intends to market the Premises. Lessee shall have thirty (30) days after receipt of the First Offer Notice to elect whether to purchase the Premises. If Lessee does not elect to purchase the Premises, Lessor may sell the Premises to any other person or entity, free and clear of Lessee's right of first opportunity. Lessor shall not be responsible for any brokerage commissions or fees in connection with a sale of the Premises pursuant to the right of first opportunity.

Notwithstanding the foregoing, in the event that Lessee declines to purchase pursuant to the First Offer Notice and Lessor subsequently decides to market or sell the Premises to a third party for an amount that is less than ninety percent (90%) of the price contained in the First Offer Notice, Lessor shall first provide a new First Offer Notice to Lessee, giving Lessee the opportunity to purchase the Premises for the new price and on the terms Lessor intends to market the Premises.

                           15.    Miscellaneous
                                  -------------

         15.1 This Lease constitutes the entire agreement between the parties pertaining to its subject matter and its supersedes all prior and contemporaneous agreements, representations, and understandings of the parties in connection with the Premises, including, without limitation, any prior leases, subleases and options. No supplement, modification, or amendment of the Lease shall be binding unless executed in writing by both parties. The captions and headings of the Lease are for convenience only and shall not define, limit or describe the applicability, scope, meaning or intent of any provision of the Lease. The lease shall be governed by the laws of the State of Oregon.

         15.2  The  covenants  and   representations   of  the  parties  hereto,
specifically including, but not limited to, the covenants regarding indemnification and attorneys' fees, shall survive the termination or expiration of the Lease.

         15.3 Each of the parties hereto has been represented by legal counsel of its choice in connection with the negotiation and execution of this Lessee. The parties hereto confirm that they have mutually negotiated the Lease and that none of the terms or provisions of the Lease shall be construed by presumption against either party.

         15.4 Whenever a time period set forth in the Lease would otherwise expire on a Saturday, Sunday or banking or federally recognized holiday, such time periods shall be deemed extended until the next day which is not one of the foregoing.

         15.5 Each individual who executes this Lease on behalf of a party warrants his or her authority to do so.

         15.6 This Lease may be executed in counterparts, each of which shall be an original and all of which, when taken together, shall be deemed one and the same.

IN WITNESS WHEREOF the respective parties have executed this instrument, and the Exhibits attached hereto and this reference incorporated herein, in duplicate the day and year first above written.

                  LANDLORD:       L & L LAND COMPANY,
                                  an Oregon general partnership


                                  By:      /s/ Howard M. Wall, Jr.
                                           -----------------------
                                  Its:     Partnership Representative
                                           --------------------------

                  TENANT:         PORTLAND BREWING COMPANY, an Oregon
                                  corporation


                                  By:      /s/ Charles A. Adams
                                           --------------------
                                  Its:     President
                                           ---------

























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